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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 10, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702               34-1531521
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 (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut            06880
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      (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure.

     Terex Corporation (the "Company") issued a press release on July 10, 2003, announcing a conference call to be held on Thursday, July 24, 2003 at 8:30 a.m., Eastern time, to review the Company's second quarter 2003 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing its second quarter 2003 financial results to the wire services on Wednesday, July 23, 2003, after market close. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on July 10, 2003.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 11, 2003


                                              TEREX CORPORATION


                                              By:  /s/ Phillip C. Widman
                                                   Phillip C. Widman
                                                   Senior Vice President and
                                                     Chief Financial Officer




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